UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2011
C&J ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10375 Richmond Ave, Suite 2000
Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 260-9900
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On November 9, 2011, C&J Energy Services, Inc. (“C&J”) issued a press release announcing its financial and operating results for the third quarter of 2011. C&J is hereby furnishing the press release, which is attached as Exhibit 99.1 hereto and incorporated by reference herein, pursuant to Item 2.02 of Form 8-K.
     C&J is holding a conference call to discuss its third quarter 2011 financial and operating results beginning at 9:00 a.m. Central Time on Thursday, November 10, 2011. The call may be heard live by dialing 617-213-8849 and asking for the “C&J Energy Services Call” a few minutes prior to the start time. A live webcast of the call may be heard by accessing the Investor Relations section of C&J’s website, located at www.cjenergy.com. For those who cannot listen to the live call, a telephonic replay will be available through November 17, 2011 and may be accessed by calling 617-801-6888, using pass code 77890970. Also, an archive of the webcast will be available shortly after the call at www.cjenergy.com.
     The press release contains, and on the call C&J’s management is expected to discuss, certain non-GAAP financial measures. C&J has provided information regarding its use of such non-GAAP measures and reconciliations of these measures to their most comparable GAAP measures in the press release.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, and including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure
     As disclosed under Item 2.02 hereof, on November 9, 2011, C&J issued a press release announcing its financial and operating results for the third quarter of 2011. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein, pursuant to Item 7.01 of Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated November 9, 2011 announcing Third Quarter 2011 Results

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC. (Registrant)
Date: November 9, 2011	By:	/s/ Theodore R. Moore
Theodore R. Moore
Vice President — General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated November 9, 2011 announcing Third Quarter 2011 Results